Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The India Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

            -------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

      (5)   Total fee paid:

            -------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            -------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            -------------------------------------------------------------------

      (3)   Filing Party:

            -------------------------------------------------------------------

      (4)   Date Filed:

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

                              The India Fund, Inc.
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 10, 2000

To the Stockholders:

      The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 28, 2000, at 10:00 a.m., for the purposes of considering and voting upon:

            1.    The election of directors (Proposal 1).

            2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000 (Proposal 2).

            3.    Any other business that may properly come before the meeting.

      The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,


                                         /s/ Bryan McKigney
                                         Bryan McKigney
                                         President and Secretary

--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      Instructions for Signing Proxy Cards

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  Registration

      Corporate Accounts                       Valid Signature

      (1) ABC Corp. .........................  ABC Corp.
      (2) ABC Corp. .........................  John Doe, Treasurer
      (3) ABC Corp. c/o John Doe, Treasurer..  John Doe
      (4) ABC Corp. Profit Sharing Plan .....  John Doe, Trustee

      Trust Accounts

      (1) ABC Trust..........................  Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d 12/28/78  Jane B. Doe

      Custodial or Estate Accounts

      (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA......  John B. Smith
      (2) John B. Smith......................  John B. Smith, Jr., Executor

                              The India Fund, Inc.
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 28, 2000, at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 10, 2000. On February 29, 2000, the Fund sent a copy of its annual report containing financial statements for the fiscal year ended December 31, 1999 to each stockholder of the Fund. Any stockholder may request an additional copy of the Fund's annual report, free of charge, by contacting Advantage Advisers, Inc. at the address listed below or by calling 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposal 1 (the election of directors) and FOR Proposal 2 (the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund). The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 33,042,733 shares of Common Stock outstanding.

      In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

      Advantage Advisers, Inc. ("Advantage"), whose principal business address is One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager.

                        Proposal 1: Election of Directors

      In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect one Class I and two Class II Directors to hold office until the 2002 and 2003 Annual Meetings of Stockholders, respectively, or thereafter until their respective successors are elected and qualified. The term of office of the Class III Directors expires at the Annual Meeting of Stockholders in 2001 or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

      The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Luis Rubio was previously elected to the Board of Directors by the directors of the Fund effective July 15, 1999.

      The following table provides information concerning the nominees for election as directors:

                                                                                        Shares of Common Stock
                                                                                          Beneficially Owned,
Nominees and Principal Occupations                                                    Directly or Indirectly, on
During the Past Five Years                               Director Since      Age          February 1, 2000 (A)
----------------------------------------------------------------------------------------------------------------
Nominee to serve until the year 2002
  Annual Meeting of Stockholders
Luis Rubio, Member of Audit and Nominating
  Committees;                                                1999             44                   0
  President, Centro de Investigacion para el
  Desarrollo, A.C.
  (Center of Research for Development) (1981-Present),
  frequent contributor of op-ed pieces to
  The Los Angeles Times and The Wall Street Journal.

Nominees to serve until the year 2003
  Annual Meeting of Stockholders
Jeswald W. Salacuse, Member of Audit Committee;              1994             62                 403
  Chairman of Nominating Committee; Henry J. Braker
  Professor of Commercial Law, The Fletcher School of
  Law & Diplomacy (1990-Present); Dean, The Fletcher
  School of Law & Diplomacy,
  Tufts University (1986-1994).
Charles F. Barber, Chairman of Audit Committee;              1994             83               1,000
  Member of Nominating Committee; Consultant;
  formerly Chairman of the Board, ASARCO Incorporated.

      The following table provides information concerning the directors serving until the year 2001 and 2002 Annual Meetings of Stockholders:

                                                                                         Shares of Common Stock
                                                                                           Beneficially Owned,
Directors and Principal Occupations                                                    Directly or Indirectly, on
During the Past Five Years                                Director Since        Age       February 1, 2000 (A)
-----------------------------------------------------------------------------------------------------------------
Director serving until the year 2001
  Annual Meeting of Stockholders
Alan H. Rappaport*, Chairman;
  formerly, Managing Director,                                  1993             46                3012
  CIBC World Markets Corp. and Director and
  President, Advantage Advisers, Inc. (1993-2000)**;
  presently, Managing Director of The Beacon Group LLC

Sir Rene Maingard C.B.E., Director, Rogers & Co., Ltd.          1994             82                  0
  (shipping, banking)

Directors serving until the year 2002
  Annual Meeting of Stockholders
Leslie H. Gelb, Member of Audit and
  Nominating Committees;                                        1994             63                  0
  President, The Council on Foreign Relations
  (1993-Present);Columnist (1991-1993),
  Deputy Editorial Page Editor (1986-1990)
  and Editor, Op-Ed Page (1988-1990), The New York Times.
Gabriel Seeyave, Tax Advisor; formerly Partner,
  De Chazal Du                                                  1994             68                  0
  Mee & Com. (chartered accountants); Director,
  The United Basalt Products Limited

-----------------

* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of a prior relationship with Advantage.
** Mr. Rappaport resigned his positions with CIBC World Markets Corp. and Advantage effective as of January 14, 2000.
(A) The holdings of no director represented more than 1% of the outstanding shares of the Fund. Each director has sole voting and investment power with respect to the listed shares.

      Each of Messrs. Barber, Gelb, Salacuse, Rappaport and Rubio serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company advised by Advantage, three registered investment companies advised by an affiliate of Advantage, six registered investment companies co-advised by PIMCO Advisors L.P. ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM") and ten other registered investment companies advised by SBAM. Messrs. Gelb and Salacuse are directors of one other registered investment company advised by Advantage and four other registered investment companies advised by PIMCO Advisors and SBAM. Mr. Salacuse is also a director of four other registered investment companies advised by SBAM. Mr. Rappaport is a director of one other registered investment company advised by Advantage and one registered investment company advised by Advantage and ACCI Worldwide, S.A. de C.V. Mr. Rubio is a director of one other registered investment company advised by Advantage and three registered investment companies advised by an affiliate of Advantage.

      At February 1, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

      The following table sets forth the beneficial ownership of shares of the Fund, at February 1, 2000 by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

                                            Number of Shares
Name of Beneficial Owner                   Beneficially Owned     Percent Ownership (1)
---------------------------------------------------------------------------------------
City of London Investment Group PLC (2)         2,448,250                7.41%
   10 Eastcheap
   London EC3M ILX
   England
FMR Corp. (3)                                   2,279,500                6.90%
   82 Devonshire Street
   Boston, MA 02109

----------
(1) Calculated based on 33,047,733 shares of the Fund outstanding as of February 1, 2000.
(2) Based solely upon information presented in Schedule 13G, providing information as of December 31, 1999, filed by City of London Investment Group PLC ("City of London"), which reports sole voting and dispositive power as to all such shares, as well as a Schedule 13G, providing information as of December 31, 1999, filed by City of London Investment Management Company Limited, which reports voting and dispositive power as to 2,332,396 shares of the Fund. According to the Schedule 13G filed by City of London, such shares were acquired by its subsidiaries, City of London Investment Management Company Limited and City of London Unit Trust Managers Limited. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these affiliated entities is reflected in the Schedule 13G filed by City of London. Pursuant to this understanding, as of December 31, 1999, such ownership would be 2,448,250 shares, representing 7.32% of the outstanding shares of the Fund as of such date.
(3) Based solely upon information presented in Schedule 13G, providing information as of December 31, 1999, filed by FMR Corp. ("FMR"), which reports beneficial ownership as to all such shares and sole dispositive power as to 669,200 shares, as well as a Schedule 13G, providing information as of December 31, 1999, filed by Fidelity International Limited ("Fidelity Limited"), which reports beneficial ownership as to all such shares and sole dispositive power as to 1,610,300 shares. According to the Schedule 13G filed by FMR, 665,300 shares of the Fund are beneficially owned by Fidelity Management & Research Company ("FMR Advisor"), a wholly-owned subsidiary of FMR, 3,900 shares of the Fund are beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR, and 1,610,300 shares of the Fund are owned by Fidelity Limited, as a result of acting as investment adviser to various investment companies and certain institutional investors. Schedules 13G filed by FMR and Fidelity Limited disclose that while FMR and Fidelity Limited are separate and independent corporate entities, they chose, on a voluntary basis, to make their respective Schedule 13G filings as if all of the shares of the Fund are beneficially owned by FMR and Fidelity Limited on a joint basis. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities, as reflected in the respective Schedules 13G, as of December 31, 1999, would be 2,279,500 shares, representing 6.78% of the outstanding shares of the Fund as of such date.

      In addition, at February 1, 2000, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 32,886,822 shares, equal to 99.51% of the outstanding shares of the Fund.

      The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The current executive officers of the Fund are:

              Name                Office             Age       Officer Since
              --------------------------------------------------------------
              Bryan McKigney      President          41            1999
                                  and Secretary
              Richard Mayell      Vice President     45            1999
                                  and Assistant
                                  Secretary
              Alan A. Kaye        Treasurer          48            1999

      Mr. McKigney is Executive Director, CIBC World Markets Corp.(1) ("CIBC World Markets") (1993-Present). Mr. McKigney previously served as Vice President and Division Executive, Head of Derivative Operations, Chase Manhattan Bank (1986-1993); Assistant Vice President, Securities and Commodity Operations, Chase Manhattan Bank (1981-1985). Mr. Mayell is Managing Director of CIBC World Markets and Chief Investment Officer of Oppenheimer Investment Advisers (1994-Present). Mr. Kaye is Executive Director of CIBC World Markets (1995-Present). Mr. Kaye previously served as Vice President of Oppenheimer & Co., Inc. (1986-1994). Messrs. McKigney, Mayell and Kaye also serve as officers of various other registered investment companies advised by Advantage.

      The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Rubio and Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the fiscal year ended December 31, 1999.

      The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Rubio and Salacuse. This Committee held one meeting during the fiscal year ended December 31, 1999. The Nominating Committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

      During the fiscal year ended December 31, 1999, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board or the committee of the Board for which he was eligible.

      Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Infrastructure Leasing & Financial Services Limited ("ILFS"), the Funds's country adviser, or affiliates thereof during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 1999 to each director of the Fund. No remuneration was paid during the fiscal year ended December 31, 1999 by the Fund to Mr. Rappaport who, as a former officer or employee of Advantage and CIBC World Markets, was an "interested person" as defined under the 1940 Act. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                         Total Compensation
                         Aggregate        from Other Funds    Total Compensation
                       Compensation          Advised by            from Fund
Name of Director         from Fund            Advantage        and Fund Complex
----------------       -------------     ------------------   ------------------
                                          Directorships (A)    Directorships (A)
Charles F. Barber         $7,450             $ 9,000 (1)            $36,102(5)
Leslie H. Gelb            $6,750             $ 8,800 (1)            $15,550(2)
Sir Rene Maingard         $6,650                   0                $ 6,650(1)
Luis Rubio                $  700             $10,540 (1)            $27,040(4)
Jeswald W. Salacuse       $6,750             $ 8,900 (1)            $15,650(2)
Gabriel Seeyave           $6,650                   0                $ 6,650(1)

-----------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(1) On November 3, 1997, CIBC Wood Gundy Securities Corp., a subsidiary of Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Oppenheimer & Co., Inc. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., and the name of the surviving entity was changed to CIBC Oppenheimer Corp. Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, ILFS, and their directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, and Advantage and its directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 1999.

Required Vote

      Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending December 31, 2000. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. A representative of PricewaterhouseCoopers LLP will be available at the meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

      THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

Required Vote

      Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

                              INVESTMENT MANAGEMENT

Advantage Advisers, Inc.

      Advantage serves as the Fund's investment manager. The address of Advantage is One World Financial Center, 200 Liberty Street, New York, New York 10281.

Infrastructure Leasing & Financial Services Limited

      ILFS serves as the Fund's country advisor. The address of ILFS is Mahindra Towers, 4th Floor, Dr. G.M. Bhosale Marg, Worli, Mumbai 400 018.

      CIBC World Markets serves as the Fund's administrator. The address of CIBC World Markets is One World Financial Center, 200 Liberty Street, New York, New York 10281. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

      Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is De Chazal Du Mee (DCDM) Building 10, Frere Felix de Valois Street, Port Louis, Mauritius.

                                 OTHER BUSINESS

      The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

      All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2001, must be received by the Fund (addressed to The India Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 10, 2000. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from January 28, 2001 to February 27, 2001.

                         EXPENSES OF PROXY SOLICITATION

      The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, CIBC World Markets and ILFS or their respective affiliates, or other representatives of the Fund or by telephone, telegraph, facsimile or electronic mail, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $5,000 plus disbursements.

March 10, 2000

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (including all nominees for Director).

Election of Directors

|_|   FOR the nominees   |_|   WITHHOLD AUTHORITY to vote       |_|   EXCEPTIONS
      listed below             for the nominees listed below

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending December 31, 2000.

|_| FOR                  |_| AGAINST              |_| ABSTAIN

Nominee (Class I) to serve until year 2002 Annual Meeting: Luis Rubio Nominees (Class II) to serve until year 2003 Annual Meeting: Jeswald W. Salacuse; Charles F. Barber

3. In the discretion of the persons named as proxies, upon any other business that may properly come before the meeting.

4.    |_| Please mark the box at left if you plan to attend.

      |_|   Change of address and/or Comments Mark Here

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Date________________________________________________________________________2000

________________________________________________________________________________

________________________________________________________________________________
                      Signature(s), title(s), if applicable

Please Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope.

Votes MUST be indicated (x) in Black or Blue ink. |X|

                              THE INDIA FUND, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 2000
               This Proxy Is Solicited on Behalf of the Directors

      The undersigned hereby appoints Bryan McKigney, Richard Mayell, Maureen Seaman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, 200 Liberty Street, New York, New York 10281 on Friday, April 28, 2000, at 10:00 a.m, and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 10, 2000 and upon all other matters properly coming before said Meeting.

      Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 (including the nominees for Director). Please refer to the Proxy Statement for a discussion of the Proposals.

   HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

  -----------------------------------------     --------------------------------
  -----------------------------------------     --------------------------------
  -----------------------------------------     --------------------------------
                                                (Continued, and to be signed and
                                                  dated, on the reverse side)